UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  November 5, 2004
                          -----------------------------


                          Pre-Paid Legal Services, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Oklahoma
                 (State or Other Jurisdiction of Incorporation)


                    1-9293                    73-1016728
           (Commission File Number) (IRS Employer Identification No.)


                   One Pre-Paid Way
                        Ada, OK                            74820
       (Address of Principal Executive Offices)         (Zip Code)


                                 (580) 436-1234
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant t o Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     The Company has cured its previously reported noncompliance with the NYSE's Corporate Governance Rules by electing a new director (as described below) who is qualified to serve as the third independent director of the Company's Audit Committee. The required interim affirmation is being provided by the Company to the NYSE.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On November 5, 2004, the Board of the Company elected Orland Aldridge as a director and a member of the Audit Committee of the Board. Mr. Aldridge's term as a director will expire at the annual meeting of shareholders in 2007 or until his successor is elected and has qualified. Mr. Aldridge, age 66, is a retired professor of Mathematics and has been and remains an independent insurance agent band he has also served on the Board of Directors of the Company's wholly-owned subsidiary, Pre-Paid Legal Casualty, Inc. since 1993.

Item 9.01 Financial Statements and Exhibits

         The following exhibits are included with this report:

   Exhibit No.            Description

       99.1  Company Press Release dated November 11, 2004


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          Pre-Paid Legal Services, Inc.


                          By:      /s/ Randy Harp
                          ------------------------------------------------------
                          Randy Harp, Chief Operating Officer

Date:  November 11, 2004



                                INDEX TO EXHIBITS

Exhibit No.               Description

       99.1  Company Press Release dated November 11, 2004




For Immediate Release                             Company      Steve Williamson
Wednesday, November 11, 2004                      Contact:        (580) 436-1234


                     PRE-PAID LEGAL SERVICES, INC. ANNOUNCES
                          ELECTION OF NEW BOARD MEMBER

     ADA, OK, November 11, 2004 - Pre-Paid Legal Services, Inc. (NYSE:PPD), today announced that Orland G. Aldridge has been elected to the Company's Board of Directors and as a member of the Board's Audit Committee effective November 5, 2004. Mr. Aldridge retired as a professor of Mathematics from Northeastern Oklahoma A & M College in Miami, Oklahoma and has been and remains an independent insurance agent.

     About Pre-Paid Legal Services, Inc.
     Pre-Paid Legal Services, Inc. develops, underwrites and markets legal service plans across North America. The plans provide for legal service benefits, including unlimited attorney consultation, letter writing, document preparation and review, will preparation, traffic violation defense, automobile-related criminal charges defense and a general trial defense. More information can be located at the Company's homepage on the worldwide web at http://www.prepaidlegal.com/.